E-3


                              ANDERSEN GROUP, INC.


                                       AND


                            THE CHASE MANHATTAN BANK
                                               TRUSTEE





                                    Indenture

                          Dated as of February 26, 1998




                                Up to $4,311,000

               10 1/2 Convertible Subordinated Debentures Due 2007

                                     PART 1

                               Special Provisions

                               TABLE OF CONTENTS*

                                     Part 1

Parties....................................................................... 1

RECITALS OF THE COMPANY....................................................... 5
ARTICLE I Definitions And Other Provisions Of General Application............. 5
ss. 1-1. Certain Definitions.................................................. 5
"Common Stock" ............................................................... 5
"Senior Indebtedness" ........................................................ 6
   ss.ss. 1-2. through 1-12.  Miscellaneous Provisions........................ 6
   ss. 1-13.   Governing Law.................................................. 6
ARTICLE II Debenture Forms.................................................... 6
   ss. 2-1.  Forms Generally.................................................. 6
   ss. 2-2.  Form of Debenture................................................ 7
ARTICLE III The Debentures....................................................11
   ss. 3-1.   Title and Terms.................................................11
   ss. 3-2.  Denominations....................................................12
   ss.ss. 3-3.  through 3-9.   Debenture Register, Record Data, etc...........12
   ss. 3-10.  Authentication and Delivery of Original Issue...................12
ARTICLE IV Redemption Of Debentures And Sinking Fund..........................14
   ss. 4-1.  Right of Redemption..............................................14
   ss.ss. 4-2.   through 4-8.   Redemption Procedure..........................15
ARTICLE V  Covenants..........................................................15
   ss.ss. 5-1.   through 5-7.   Covenants.....................................15
   ss. 5-8.  Waiver of Covenants..............................................15
   ss. 5-9.  Accountants' Certificate.........................................15
ARTICLE VI Debentureholders' Lists And Reports By Trustee And Company.........15
   ss.ss. 6-1.   through 6-4.   Lists-and Reports.............................15
ARTICLE VII Remedies..........................................................16
   ss.ss. 7-1.   through 7-14.    Events of Default and Remedies..............16
ARTICLE VIII The Trustee......................................................16
   ss.ss. 8-1.  through 8-13.   Concerning the Trustee........................16
ARTICLE IX Supplemental Indentures............................................16
   ss.ss. 9-1.  through 9-7.    Supplemental Indentures.......................16
ARTICLE X Consolidation, Merger, Conveyance Or Transfer.......................16
   ss.ss. 10-1.   and 10-2.    Consolidation, Merger, Conveyance or Transfer..16
ARTICLE XI Satisfaction And Discharge.........................................16
   ss.ss. 11-1.   and 11-2.    Satisfaction and Discharge;
                  Application of Trust Money..................................16
ARTICLE XII Immunity Of Incorporators, Stockholders, Officers And Directors...18
   ss. 12-1.  Exemption from Individual Liability.............................18
ARTICLE XIII Subordination Of Debentures......................................18
   ss. 13-1.  Agreement of Subordination......................................18
   ss. 13-2.  Payments to Debentureholders....................................18
   ss. 13-3.  Subrogation of Debentures.......................................19
   ss. 13-4.  Authorization by Debentureholders...............................20
   ss. 13-5.  Notice to Trustee...............................................21
   ss. 13-6.  Trustee's Relation to Senior Indebtedness.......................22
   ss. 13-7.  No Impairment of Subordination..................................22
ARTICLE XIV Conversion Of Debentures..........................................22
   ss. 14-1.  Conversion Privilege............................................22
   ss. 14-2.  Exercise of Conversion Privilege................................23
   ss. 14-3.  No Conversion Adjustments.......................................24
   ss. 14-4.  Adjustment of Conversion Price..................................24
   ss. 14-5.  Fractions of Shares.............................................25
   ss. 14-6.  Effect of Mergers, etc., on Conversion Privilege................27
   ss. 14-7.  Notice of Adjustments...........................................27
   ss. 14-8.  Notice of Certain Events........................................28
   ss. 14-9.  Company to Reserve Common Stock; Listing; Registration..........29
   ss. 14-10.  Taxes on Conversions...........................................29
   ss. 14-11.  Responsibility of Trustee......................................30

         THIS INDENTURE dated as of February 26, 1998 between ANDERSEN GROUP, INC., a Connecticut corporation (hereinafter called the "Company"), having its principal executive offices at 1280 Blue Hills Avenue, Bloomfield, Connecticut 06002 and THE CHASE MANHATTAN BANK, a New York banking corporation (hereinafter called the "Trustee"), having its Bond and Trustee Administration Office at 450 West 33rd Street, New York, New York, 10001 (hereinafter called the Principal Corporate Trust Office) sets forth certain of its provisions in full and incorporates other of its provisions by reference to the document (herein called the "General Provisions") annexed hereto as Part 2, and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

         Whenever this instrument incorporates herein by reference, in whole or in part or as hereby amended, any provision of the General Provisions, such provision of the General Provisions shall be deemed to be a part of this instrument as fully to all intents and purposes as though said provision had been set forth in full in this instrument.

                             RECITALS OF THE COMPANY

         The Company wishes to redeem up to $5,665,000 in aggregate principal amount of its 10 1/2% Convertible Subordinated Debentures due 2002 (the "2002 Debentures"), and to issue up to $5,665,000 in aggregate principal amount of 10 1/2% Convertible Subordinated Debentures due 2007 (the "Debentures") in exchange for such 2002 Debentures; and

         All things necessary to make the Debentures, when executed and duly issued by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         Now, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

ss. 1-1. Certain Definitions.

         Section 1.01 of the General Provisions is herein incorporated as part of this ss. 1-1.

         "Common Stock" means the Common Stock of the Company of the class authorized at the date of this Indenture and stock of any other class into which such presently authorized Common Stock may be changed and any other shares of stock of the Company which do not have any priority in the payment of dividends or upon liquidation over any other class of stock.

         "Senior Indebtedness" means the principal of, and premium, if any, and accrued and unpaid interest on (a) indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, other than all obligations of any kind owed by the Company in respect of the 2002 Debentures, (b) guarantees by the Company of indebtedness for money borrowed by or performance obligations due from any other Person, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (c) purchase money indebtedness evidenced by notes, lease-purchase agreements or similar instruments for the payment of which the Company is responsible or liable, by guarantees or otherwise, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (d) obligations of the Company under any agreement to lease, or lease of, any real or personal property which are required to be capitalized in accordance with generally accepted accounting principles, or any other agreement to lease, or lease of, any real or personal property which, by the terms thereof, are expressly designated as Senior Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (e) performance, completion or similar bonds of the Company, and (f) modifications, renewals, extensions and refundings of any such indebtedness, guarantees, obligations or bonds; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, guarantees, obligations or bonds, or such modification, renewal, extension or refunding thereof, are not superior in right of payment to the Debentures.

         ss.ss. 1-2. through 1-12.  Miscellaneous Provisions.

         Sections 1.02 through 1.12 of the General Provisions are herein incorporated as ss.ss. 1-2 through 1-12 hereof, respectively.

         ss. 1-13.   Governing Law.

         This Indenture and the Debentures shall be construed in accordance with and governed by the laws of the State of New York.

                                   ARTICLE II

                                 DEBENTURE FORMS

         ss. 2-1.  Forms Generally.

         Section 2.01 of the General Provisions is herein incorporated as ss. 2-1. hereof.

         ss. 2-2.  Form of Debenture.

                           [FORM OF FACE OF DEBENTURE]

No.                                                                        $
                              ANDERSEN GROUP, INC.

               10 1/2% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2007

         ANDERSEN GROUP, INC., a corporation duly organized and existing under the laws of the State of Connecticut (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to
_____________________,   or   registered   assigns,   the   principal   sum   of
______________ Dollars, on October 15, 2007, and to pay interest on said principal sum semiannually on April 15 and October 15 of each year, at the rate of 10 1/2% per annum, from the April 15 or October 15, as the case may be, next preceding the date of this Debenture to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Debenture, or unless no interest has been paid on the Debentures, in which case from October 15, 1997 until payment of said principal sum has been made or duly provided for and at such rate on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. Notwithstanding the foregoing, when there is no existing default in the payment of interest on the Debentures, if the date hereof is after a Regular Record Date (which shall be the close of business on the March 31 or September 30, as the case may be, next preceding an Interest Payment Date unless the Regular Record Date as so determined would not be a Business Day, in which event it shall be the Business Day next preceding) and before the next succeeding Interest Payment Date, this Debenture shall bear interest from such Interest Payment Date; provided, however, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Debenture shall bear interest from the next preceding Interest Payment Date to which interest has been paid, or, if no interest has been paid on the Debentures, from October 15, 1997. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the Regular Record Date for such Interest Payment Date. The principal of, and premium, if any, and interest on this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, City and State of New York; provided, that interest may be paid, at the option of the Company, by check mailed to the Person entitled thereto at such Person's address last appearing on the Debenture Register. Any interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

         Reference is made to the further provisions of this Debenture set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                     ANDERSEN GROUP, INC.


                                                     By
                                                              President

Dated:
[SEAL]
Attest:


Secretary

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]
This is one of the Debentures referred to in the within-mentioned Indenture.

                                                     THE CHASE MANHATTAN BANK
                                                               as Trustee,


                                                     By
                                                              Authorized Officer

                         [FORM OF REVERSE OF DEBENTURE]
                              ANDERSEN GROUP, INC.

               10 1/2% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2007

         This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 10 1/2% Convertible Subordinated Debentures Due 2007 (herein called the "Debentures"), limited in aggregate principal amount of up to $4,311,000, issued and to be issued under an Indenture dated as of February 26, 1998 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered.

         The Debentures are subject to redemption through the operation of the Mandatory Sinking Fund provided in the Indenture, on October 15, 1998, and on each October 15 thereafter, to and including October 15, 2006, on notice as set forth in the Indenture, at a Sinking Fund Redemption Price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date.

         As provided in the Indenture, the transfer of this Debenture may be registered on the Debenture Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Debentures are issuable only as registered Debentures without coupons in the denominations of $1,000 and integral multiples thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         If any Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable, and such declarations may be in certain events rescinded, in the manner and with the effect provided in the Indenture.

         The indebtedness evidenced by the Debentures is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

         Subject to the provisions of the Indenture, the Person in whose name this Debenture is registered in the Debenture Register is entitled, at such Person's option, at any time on or before October 15, 2007 (or, if this Debenture or some portion hereof shall be called for redemption on a Redemption Date through operation of the Mandatory Sinking Fund which is prior to such date and the Company shall not thereafter default in making payment of the Sinking Fund Redemption Price, then, with respect to this Debenture or such portion hereof, on or before the close of business on the Redemption Date), to convert the principal amount of this Debenture or any portion of the principal amount hereof which is $1,000, or an integral multiple of $1,000, into shares of Common Stock (as defined in the Indenture) of the Company at a conversion price equal to $16.17 aggregate principal amount of Debentures for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture), upon surrender of this Debenture to the Company at its office or agency in the Borough of Manhattan, City and State of New York, with written notice to the Company that the Holder of this Debenture elects to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company or the Trustee, by a proper assignment hereof in blank. If this Debenture is surrendered during any period beginning subsequent to a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (unless this Debenture or such portion hereof then being converted has been called for redemption on a Redemption Date occurring during such period), it shall also be accompanied by payment in New York Clearing House funds or other funds reasonably acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Debenture then being converted. As provided in the Indenture, the conversion price is subject to adjustment in certain events. Subject to the foregoing, no adjustment is to be made upon any conversion for dividends on securities issued on such conversion or for interest accrued hereon. As further provided in the Indenture, in the case of any capital reorganization, certain reclassifications of the Common Stock, the consolidation or merger of the Company with or into any other corporation or the disposition of the properties and assets of the Company, as, or substantially as, an entirety to any other corporation, this Debenture shall thereafter cease to be convertible into Common Stock and shall be convertible into shares of stock or other securities or property (including cash) to which the holders of Common Stock are entitled upon such capital reorganization, reclassification, consolidation, merger or disposition. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but an adjustment in cash will be made for any fractional interest as provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

         Except with respect to the rights of the holders of Senior Indebtedness set forth in this Debenture and in the Indenture, no reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Debenture at the time, place and rate, and in the coin or currency, herein prescribed.

         No recourse shall be had for the payment of the principal of, or premium, if any, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   ARTICLE III

                                 THE DEBENTURES

ss. 3-1. Title and Terms.

         The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is limited to up to $4,311,000, except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures, as provided herein.

         The Debentures shall be known and designated as the "10 1/2% Convertible Subordinated Debentures Due 2007" of the Company. Their Stated Maturity shall be October 15, 2007, and they shall bear interest, as set forth below, at the rate per annum set forth in the preceding sentence, until the principal thereof becomes due and payable, and at such rate on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest.

         Every Debenture shall be dated the date of its authentication and, except as otherwise provided in this ss. 3-1, shall bear interest, payable semiannually on April 15 and October 15 of each year, from the April 15 or October 15, as the case may be, next preceding the date of such Debenture to which interest on the Debentures has been paid, unless the date of such Debenture is an April 15 or October 15 to which interest has been paid, in which case from such date, or unless no interest has been paid on the Debentures, in which case from October 15, 1997. However, when there is no existing default in the payment of interest on the Debentures, each Debenture authenticated after the Regular Record Date for any Interest Payment Date but prior to such Interest Payment Date shall be dated the date of its authentication but shall bear interest from such Interest Payment Date; provided, however, that if and to the extent that the Company shall default in the payment of the interest due on any Interest Payment Date, then such Debenture shall bear interest from the April 15 or October 15, as the case may be, to which interest has been paid, next preceding such Interest Payment Date, unless no interest has been paid on the Debentures, in which case from October 15, 1997.

         The Regular Record Date referred to in ss. 3-7 for the payment of the interest payable, and punctually paid or duly provided for, on any Interest Payment Date shall be the close of business on the March 31 or September 30, as the case may be, next preceding such Interest Payment Date unless the Regular Record Date as so determined would not be a Business Day, in which event it shall be the Business Day next preceding.

         The Person in whose name any Debenture is registered at the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date (unless such Debenture has been called for redemption on a Redemption Date which is prior to such Interest Payment Date) notwithstanding the cancellation of such Debenture upon any registration of transfer or exchange or conversion thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on any Interest Payment Date, such Defaulted Interest shall be paid as provided in ss. 3-7.

         The principal and the Sinking Fund Redemption Price of, and interest on, the Debentures shall be payable at the office or agency of the Company in the Borough of Manhattan, City and State of New York (herein called the "Place of Payment"); provided, that interest may be paid, at the option of the Company, by check mailed to the Person entitled thereto at such Person's address last appearing on the Debenture Register.

         The Debentures shall be redeemable and shall be entitled to the benefit of and be redeemable for the Mandatory Sinking Fund as provided in Article IV. The Debentures may not otherwise be redeemed at the option of the Company.

         The Debentures shall be subordinated in right of payment to certain other indebtedness of the Company as provided in Article XIII.

         The Debentures shall be convertible as provided in Article XIV.

ss. 3-2.  Denominations.

         The Debentures shall be issuable as registered Debentures without coupons in the denominations of $1,000 and integral multiples thereof.

ss.ss. 3-3.  Through 3-9.    Debenture Register, Record Data, etc.

         Sections 3.03 through 3.09 of the General Provisions are herein incorporated as ss.ss. 3-3 through 3-9 hereof, respectively.

ss. 3-10.  Authentication and Delivery of Original Issue.

         Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Debentures up to the aggregate principal amount of up to $4,311,000 may be executed by the Company and delivered to the Trustee for authentication upon original issue, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

                                   ARTICLE IV

                    REDEMPTION OF DEBENTURES AND SINKING FUND

ss. 4-1.  Right of Redemption.

          (a ) The Company covenants that, on or prior to October 15, 1998, and on or prior to each October 15 thereafter to and including October 15, 2006, it will pay to the Trustee, in trust, as and for a mandatory sinking fund (hereinafter called the "Mandatory Sinking Fund") to be held and applied by the Trustee to the redemption of Debentures, an amount in cash (herein called the "Mandatory Sinking Fund Payment") sufficient in each instance to redeem, at 100% of the principal amount thereof (said percentage of principal amount being hereinafter called the "Sinking Fund Redemption Price"), together with accrued interest to the Redemption Date, an amount equal to 10% of the aggregate principal amount of Debentures originally issued hereunder, as rounded off to the nearest integral of $1,000; provided, however, that the obligation of the Company to make any Mandatory Sinking Fund Payment in cash may, at the option of the Company, and as specified by it in a Company Request on or before the August 15 next preceding any such October 15 (or such later date as shall be satisfactory to the Trustee), be reduced and satisfied to the extent of the Sinking Fund Redemption Price, together with accrued interest to the Redemption Date, of any Debentures (a) acquired by the Company and delivered by the Company to the Trustee for cancellation, (b) redeemed otherwise than through the operation of the Mandatory Sinking Fund, or (c) converted pursuant to Article XIV hereof, and in each case under clauses (a), (b) and (c) delivered, redeemed or converted prior to any such August 15 (or such later date as shall be satisfactory to the Trustee for receipt of such Company Request), and not theretofore made the basis for the reduction of a Mandatory Sinking Fund Payment.

         (b ) As soon as practicable after August 15 in each year commencing with 1998, the Trustee shall take the action herein specified to call for redemption on the next succeeding October 15, at the Sinking Fund Redemption Price, together with accrued interest to the Redemption Date, a principal amount of Debentures sufficient to exhaust, as nearly as practicable, the sums then held by it in the Mandatory Sinking Fund and to be paid to it prior to such October 15 for the Mandatory Sinking Fund pursuant to ss.ss. 4-1(a), respectively; provided, however, that if such sums aggregate less than $50,000, such action shall not be taken except upon a Company Request. The Company hereby irrevocably authorizes the Trustee to give notice in the name of the Company of the redemption of such Debentures, in the manner and with the effect specified in this Article IV.

         (c ) The Company's obligation to make a Mandatory Sinking Fund Payment on any October 15 shall automatically be reduced by an amount equal to the Sinking Fund Redemption Price allocable, together with accrued interest to the Redemption Date, to any Debentures or portions thereof called for redemption pursuant to ss. 4-1(b) on such October 15 and surrendered for conversion pursuant to Article XIV hereof; provided, that if the Trustee is not the conversion agent for the Debentures, the Company or such conversion agent shall give the Trustee written notice prior to the Redemption Date of the Debentures or portions thereof so surrendered for conversion.

ss.ss. 4-2.   Through 4-8.    Redemption Procedure.

         Sections 4.02 through 4.08 of the General Provisions are herein incorporated as ss.ss. 4-2 through 4-8 hereof, respectively.

                                    ARTICLE V

                                    COVENANTS

ss.ss. 5-1. Through 5-7.   Covenants.

         Sections 5.01 through 5.07 of the General Provisions are herein incorporated as ss.ss. 5-1 through 5-7 hereof, respectively.

ss. 5-8.  Waiver of Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in ss.ss. 5-6 or 5-7, if before or after the time for such compliance the Holders of a majority in principal amount of the Debentures at the time Outstanding shall, by Act of such Debentureholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

ss. 5-9.  Accountants' Certificate.

         At the time the statement required by ss. 5-4 is filed, the Company will also file with the Trustee a letter or statement of the Independent accountants who shall have certified the financial statements of the Company for its preceding fiscal year in connection with the annual report of the Company to its stockholders for such year to the effect that, in making the examination necessary for certification of such financial statements, they have obtained no knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition set forth in ss. 5-6 in this Indenture, which default remains uncured at the date of such letter or statement, or, if they shall have obtained knowledge of any such uncured default, specifying in such letter or statement such default or defaults and the nature thereof, it being understood that such accountants shall not be liable directly or indirectly for failure to obtain knowledge of any such default or defaults.

                                   ARTICLE VI

           DEBENTUREHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

ss.ss. 6-1. through 6-4.  Lists-and Reports.

         Sections 6.01 through 6.04 of the General Provisions are herein incorporated in ss.ss. 6-1 through 6-4 hereof, respectively.

         The "reporting date" referred to in ss. 6-3 shall be July 1, commencing July 1, 1999.

                                   ARTICLE VII

                                    REMEDIES

ss.ss. 7-1.   through 7-14.    Events of Default and Remedies.

         Sections 7.01 through 7.14 of the General Provisions are herein incorporated as ss.ss. 7-1 through 7-14 hereof, respectively.

                                  ARTICLE VIII

                                   THE TRUSTEE

ss.ss. 8-1.  Through 8-13.    Concerning the Trustee.

         Sections 8.01 through 8.13 of the General Provisions are herein incorporated as ss.ss. 8-1 through 8-13 hereof, respectively.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

ss.ss. 9-1.  0Through 9-7.    Supplemental Indentures.

         Sections 9.01 through 9.07 of the General Provisions are herein incorporated as ss.ss. 9-1 through 9-7 hereof, respectively.

                                   ARTICLE X

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

ss.ss. 10-1.   And 10-2.    Consolidation, Merger, Conveyance or Transfer.

         Sections  10.01  and  10.02  of  the  General   Provisions  are  herein
incorporated as ss.ss. 10-1 and 10-2 hereof, respectively.

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

ss.ss. 11-1. and 11-2.  Satisfaction and Discharge; Application of Trust Money.

         Sections  11.01  and  11.02  of  the  General   Provisions  are  herein
incorporated as ss.ss. 11-1 and 11-2 hereof respectively.

                                   ARTICLE XII

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,

                             OFFICERS AND DIRECTORS

ss. 12-1.  Exemption from Individual Liability.

         Section 12.01 of the General Provisions is herein incorporated as ss.12-1 hereof.

                                  ARTICLE XIII

                           SUBORDINATION OF DEBENTURES

ss. 13-1.  Agreement of Subordination.

         The Company covenants and agrees, and each Holder of Debentures issued hereunder by his acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article XIII; and each Person holding any Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         All Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

ss. 13-2.  Payments to Debentureholders.

         No payment on account of principal of, or premium, if any, or interest on, the Debentures (including any Mandatory Sinking Fund Payment) shall be made if any default or event of default with respect to any Senior Indebtedness which permits the holders thereof (or a trustee on their behalf) to accelerate the maturity thereof shall have occurred and be continuing; provided, however, that if such event or event of default with respect to any Senior Indebtedness shall be remedied or cured by the Company or be waived by the holders of such Senior Indebtedness, in each case pursuant to the terms thereof, so that the holders thereof (or a trustee on their behalf) are not able to accelerate the maturity thereof, then any such event or event of default shall be deemed to have been remedied, cured or waived, and to be of no further force and effect, for all purposes of this Article XIII without further action by the Trustee or any Holder of Debentures.

         Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for, in money or money's worth, in accordance with its terms, before any payment is made on account of the principal, and premium, if any, or interest on the Debentures; and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee would be entitled, except for the provisions of this Article XIII, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Debentures or to the Trustee on behalf of such Holders of Debentures.

         In the event that notwithstanding the preceding paragraphs, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the preceding paragraphs shall be received by the Trustee or the Holders of the Debentures, such payment or distribution shall be paid over or delivered to the Holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money or money's worth in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         For purposes of this Article XIII, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XIII with respect to the Debentures to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article X hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this ss. 13-2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article X hereof. Nothing in this ss. 13-2 shall apply to claims of, or payments to, the Trustee under or pursuant to ss. 8-7.

ss. 13-3.  Subrogation of Debentures.

         Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of the Debentures shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, and premium, if any, and interest on the Debentures shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article XIII, and no payment over pursuant to the provisions of this Article XIII to the holders of Senior Indebtedness by Holders of the Debentures or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Debentures, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this
Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article XIII or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of, and premium, if any, and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Debentures and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIII of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee and the Holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Debentures, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

         The terms "paid in full" and "payment in full" as used in this Article XIII with respect to Senior Indebtedness mean the receipt, in cash or securities (taken at their market value at the time of the receipt thereof), of the principal amount of the Senior Indebtedness (and any premium due thereon) and full interest thereon to the date of such payment of principal and all other amounts due to holders of Senior Indebtedness pursuant to the provisions of the instruments providing therefor.

ss. 13-4.    Authorization by Debentureholders.

         Each Holder of a Debenture by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate as between the Holders and the holders of Senior Indebtedness the subordination provided in this Article XIII and appoints the Trustee his attorney-in-fact for any and all such purposes.

ss. 13-5.  Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XIII. Notwithstanding the provisions of this Article XIII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XIII, unless and until the Trustee shall have received written notice thereof at its Principal Corporate Trust Office from the Company or a holder or holders of Senior Indebtedness or from any representative or representatives therefor, together with proof satisfactory to the Trustee of the holding of such Senior Indebtedness or of such capacity as representative or representatives therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects conclusively to assume that no such fact exists; provided, that if on or before the third Business Day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, and premium, if any, or interest on, any Debenture, and any amounts deemed to be immediately due and payable upon the execution of any instrument acknowledging satisfaction and discharge of this Indenture, as provided in Article XI hereof), the Trustee shall not have received with respect to such moneys the notice provided for in this ss. 13-5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or any Representative or representatives therefor) to establish that such notice has been given by a holder of Senior Indebtedness or a representative or representatives on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article XIII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIII, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiver of any default of the character specified in ss. 13-2 or that any event or any condition preventing any payment in respect of the Debentures shall have ceased to exist unless and until the Trustee shall have received an Officers' Certificate to such effect.

ss. 13-6.  Trustee's Relation to Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in ss. 8-13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XIII, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Debentures, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XIII or otherwise.

ss. 13-7.  No Impairment of Subordination.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                                  ARTICLE XIV

                            CONVERSION OF DEBENTURES

ss. 14-1.  Conversion Privilege.

         The Holder of any Debenture shall have the right at his option, at any time (except that, with respect to any Debentures or portion thereof which shall be called for redemption, such right shall terminate at the close of business on the Redemption Date of such Debenture or portion thereof, unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions of this Article XIV, the principal of such Debenture or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 into shares of Common Stock of the Company at a conversion price equal to $16.17 aggregate principal amount of Debentures for each share of Common Stock or, in case an adjustment of such price has taken place pursuant to the provisions of this Article XIV, then at the price as last adjusted (referred to herein as the "conversion price"), upon surrender of such Debenture to the Company at its office or agency in the Borough of Manhattan, City and State of New York, together with written notice of election executed by the Holder of such Debenture (hereinafter referred to as the "conversion notice") to convert such Debenture or a specified portion (as above provided) thereof, specifying the name or names in which the shares of Common Stock deliverable upon such conversion shall be registered, with the addresses of the Person (and taxpayer identification numbers, if applicable) so named, and, if so required by the Company or the Trustee, duly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by the Holder or his attorney duly authorized in writing. Any Debentures so surrendered during any period beginning subsequent to a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (excluding Debentures or portions thereof called for redemption on a Redemption Date occurring during such period) shall also be accompanied by payment in New York Clearing House funds or other funds reasonably acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Debentures then being converted. For convenience, the conversion of the principal of any Debenture into Common Stock is herein sometimes referred to as the "conversion" of such Debenture.

ss. 14-2.    Exercise of Conversion Privilege.

         As promptly as practicable after the surrender, as herein provided, of any Debenture for conversion and the receipt of the conversion notice, as herein provided, relating thereto, and, if applicable, the payment of the funds provided for in ss.ss. 14-1 and 14-10 hereof, the Company shall deliver or cause to be delivered at said office or agency, to or upon the written order of the Holder of the Debenture so surrendered, a certificate or certificates representing the number of fully-paid and non-assessable shares of Common Stock into which such Debenture (or portion thereof) may be converted in accordance with the provisions of this Article XIV, registered in such name or names as are specified in the conversion notice, together with any cash payable in respect of a fractional share. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Debenture so surrendered, without charge to such Holder (subject to the provisions of ss. 14-10 hereof), a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture. Subject to the following provisions of this paragraph, such conversion shall be deemed to have been effected at the close of business on the date when such Debenture shall have been surrendered for conversion together with the conversion notice and any funds required by ss.ss. 14-1 and 14-10 hereof, so that the rights of the Holder of such Debenture as such Holder shall cease at such time and the Person or Persons entitled to receive the shares of Common Stock upon conversion of such Debenture shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time; provided, however that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the opening of business on the next succeeding Business Day on which such stock transfer books are open but such conversion shall nevertheless be at the conversion price in effect at the close of business on the date when such Debenture shall have been so surrendered together with the conversion notice and any funds required by ss.ss. 14-1 and 14-10 hereof.

         If the last day for the exercise of the conversion right at the place of surrender shall not be a Business Day, then the last day for the exercise of such right at such place shall be the next succeeding Business Day.

ss. 14-3.  No Conversion Adjustments.

         Subject to ss. 14-1, no payment or adjustment shall be made upon any conversion in respect of any interest accrued on any Debenture surrendered for conversion on or prior to a Regular Record Date or any dividends on the Common Stock delivered upon conversion.

ss. 14-4.  Adjustment of Conversion Price.

         The conversion price shall be subject to adjustment as follows:

         (a) In case the Company shall (i) pay a dividend in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the conversion price in effect immediately prior thereto shall be adjusted so that the Holder of any Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Debenture been converted immediately prior to the happening of such event. Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this Subdivision (a) shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined in Subdivision (d) below) at the record date mentioned below, the price per share at which the Debentures may thereafter be converted into Common Stock shall be determined by dividing the price per share for which the Debentures were theretofore convertible into Common Stock by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

         (c) In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or other cash distributions treated as dividends under state law) or rights or warrants to subscribe (excluding those referred to in Subdivision (b) above), then in each such case the price per share at which the Debentures may thereafter be converted into Common Stock shall be determined by dividing the price per share for which the Debentures were theretofore convertible into Common Stock by a fraction of which the numerator shall be the current market price per share of Common Stock (as defined in Subdivision (d) below) on the date of such distribution, and of which the denominator shall be such current market price per share of Common Stock, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement, which will have the applicable resolutions of the Board of Directors attached thereto, filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

         (d) For the purpose of any computation under Subdivisions (b) and (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the thirty consecutive business days commencing forty-five business days before the date in question. The closing price for each day shall be (i) if the Common Stock is listed or admitted to trading on a national securities exchange, the closing price on the NYSE-Consolidated Tape (or any successor composite tape reporting transactions on national securities exchanges) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, the last reported sales price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock has been traded during such 30 consecutive business days), or, if there is no transaction on any such day in any such situation, the mean of .the bid and asked prices on such day or (ii) if the Common Stock is not listed or admitted to trading on any such exchange, the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or a similar source selected from time to time by the Company for the purpose.

         (e) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% of such price; provided, however, that any adjustments which by reason of this Subdivision (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this ss. 14-4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

ss. 14-5 .  Fractions of Shares.

         No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Debenture or Debentures. If any fractional interest in a share of Common Stock would, except for the provisions of this ss. 14-5, be deliverable upon the conversion of any Debenture or Debentures, the Company shall, in lieu of delivering a fractional share therefor, adjust such fractional interest by paying the Holder of such surrendered Debenture or Debentures an amount in cash equal (computed to the nearest cent) to the closing price of such fractional interest (computed as provided in the second sentence of ss. 14-4(d) hereof) on the business day prior to the date of conversion.

ss. 14-6.  Effect of Mergers, etc., on Conversion Privilege.

         In case of any capital reorganization, of any reclassification of the Common Stock (other than a reclassification covered by ss. 14-4(a)(iv)) of the Company or in case of the consolidation or merger of the Company with or into any other corporation or of the sale, lease or other disposition of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, there shall be no adjustment of the conversion price pursuant to ss. 14-4 hereof but each Debenture shall, after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale, lease or other disposition, be convertible into the kind and amount of shares of stock or other securities or property (including cash) to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such capital reorganization, reclassification of Common Stock, consolidation, merger, sale, lease or other disposition) upon conversion of such Debentures would have been entitled upon such capital. reorganization, reclassification of Common Stock, consolidation, merger, sale, lease or other disposition; and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article XIV with respect to the rights and interests thereafter of the Holders of the Debentures, to the end that the provisions set forth in this Article XIV shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Debentures. Any such adjustment shall be made and set forth in a supplemental indenture, which shall conform to the Trust Indenture Act as in effect at the date of execution of such supplemental indenture, executed by the Company and the Trustee and approved as being accurately determined in accordance with this ss. 14-6 by a certificate of a firm of Independent public accountants; and any adjustment so approved shall for all purposes hereof conclusively be deemed to be an appropriate adjustment.

         The above provisions of this ss. 14-6 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, leases or other dispositions.

         Notice of the execution of such supplemental indenture shall be given by mail to the Holders of the Debentures within 30 days after the execution of such supplemental indenture.

         The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by Holders upon the conversion of their Debentures after any such reorganization, reclassification, consolidation, merger, sale, lease or other disposition or to any adjustment to be made with respect thereto, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, a certificate of a firm of Independent public accountants with respect thereto furnished to it by the Company.

ss. 14-7.  Notice of Adjustments.

         Whenever the conversion price is adjusted as herein provided, the Company shall promptly file with the Trustee a certificate of a firm of Independent public accountants with respect thereto setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Subject to the provisions of ss. 8-1, the Trustee shall be under no duty or responsibility with respect to any such certificate except to exhibit the same from time to time to any Holder desiring an inspection thereof.

         The Company shall also forthwith cause to be mailed to each Holder a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price and shall deliver a copy thereof to each conversion agent other than the Trustee.

ss. 14-8.  Notice of Certain Events.

         In case:

         (a) the Company shall declare a dividend payable, or shall make any other distribution of its Common Stock payable, on or after February 26, 1998 (excluding cash dividends or other cash distributions treated as dividends under state law and stock splits in the form of stock dividends); or

      (b) the Company shall authorize the granting on or after February 26, 1998 to all the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

         (c) of any capital reorganization or reclassification on or after February 26, 1998, of the Common Stock of the Company (other than a subdivision or combination or change in the par value of its outstanding Common Stock), or of any consolidation or merger on or after said date to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale, lease or other disposition on or after said date of all or substantially all of the assets of the Company, in the event any such consolidation, merger or sale will result in a change in the shares held by the holders of Common Stock; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company on or after February 26, 1998,

then the Company shall cause to be filed with the Trustee and at the office of each conversion agent and, except in the case of events referred to in subsection (a) above, shall cause to be mailed to the Holders of the Debentures, as promptly as possible but in any event at least 10 days prior to the applicable record date, entitlement date or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights (the "record date"), or, if a record is not to be taken, the date or anticipated date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights are to be determined (the "entitlement date"), or (y) the date or anticipated date on which such capital reorganization, reclassification, consolidation, merger, sale, lease or other disposition, dissolution, liquidation or winding-up is expected to become effective (the "effective date"), and which notice, in the case of the notice specified in clause (y), shall also state the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other disposition, dissolution, liquidation or winding-up.

ss. 14-9.  Company to Reserve Common Stock; Listing; Registration.

         The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its issued Common Stock held in its treasury, or both, for the purpose of effecting conversions of Debentures, the full number of shares of Common Stock then deliverable upon the conversion of all Outstanding Debentures not theretofore converted; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all said Outstanding Debentures, the Company will take such corporate action as may in the opinion of its counsel be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for that purpose.

         Before taking any action which would cause an adjustment reducing the conversion price below the then par value (if any) of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of such Common Stock at such adjusted conversion price.

         The Company convenants that if any shares of Common Stock reserved for conversions of Debentures require listing upon any national securities exchange before such shares may be delivered upon conversion, the Company will in good faith, and as expeditiously as possible, endeavor to cause such shares to be duly listed.

         The Company will in good faith endeavor to effect any registration of the shares of Common Stock deliverable upon conversion of the Debentures that may be required under the Securities Act of 1933, as amended, or any successor Federal law in connection with the issuance of any such shares, and any amendments or supplements to such registration that may be so required, and in good faith and as promptly as possible endeavor to cause any other registration with, and to obtain any approval by, any governmental authority under any applicable laws that may be required before such shares may be so delivered; provided, however, that nothing in this ss. 14-9 shall be deemed to affect in any way the obligation of the Company to convert Debentures as provided in this
Article XIV.

         The Company covenants that, subject to the effectiveness of any registration and the obtaining of any approval referred to herein, all Common Stock which may be delivered upon conversions of Debentures will upon delivery be duly and validly issued and fully-paid and nonassessable.

ss. 14-10.  Taxes on Conversions.

         The Company will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversions of Debentures pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of Common Stock in a name other than that of the Holder of the Debentures to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

ss. 14-11.  Responsibility of Trustee.

         Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Debentures to determine whether any fact exists which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration, validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue or transfer or deliver any Common Stock or stock certificates or other securities or property or to make any cash payment upon the surrender of any Debenture for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article XIV.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                     ANDERSEN GROUP, INC.


                                                     By:/S/ Francis E. Baker
                                                        --------------------
                                                        FRANCIS E. BAKER
                                                        Chairman of the Board

Attest:  /s/ Bernard F. Travers, III
         ---------------------------
         BERNARD F. TRAVERS, III
         Assistant Secretary

                                                     THE CHASE MANHATTAN BANK


                                                     By: /s/ Frank Grippo
                                                         ----------------
                                                         FRANK GRIPPO
                                                         Vice President

Attest:
          /s/ Gemmel Richards
          -------------------
          GEMMEL RICHARDS
          Assistant Secretary

STATE OF CONNECTICUT)
                    )       ss.:     Bloomfield
COUNTY OF HARTFORD  )

     On this 3rd day of March, 1998, before me personally came FRANCIS E. BAKER, to me known, who, being by me duly sworn, did depose and say that he resides at 8356 Sego Lane, Vero Beach, FL; that he is Chairman of the Board of ANDERSEN GROUP, INC., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                /s/ Connie Boyd
                                                ---------------
                                                My commission expires 11/30/01

(NOTARY SEAL]


STATE OF NEW YORK )
                  )       ss.:     New York
COUNTY OF NEW YORK

     On this 27th day of February, 1998 before me personally came Frank Grippo, to me known, who, being by me duly sworn, did depose and say that he resides at Montgomery, NY; that he is a Vice-President of THE CHASE MANHATTAN BANK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                  [NOTARY SEAL]
                                                Emily Fayan
                                                ------------
                                                My commission expires 12/31/99

                                     PART 2

                               General Provisions

                               TABLE OF CONTENTS*

                                     Part 2


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                                                                            Page

Section 1.01. Definitions  1A
              "this Indenture" and certain other items........................1A
              "Act" 1A
              "Affiliate".....................................................1A
              "Authorized Newspaper"..........................................2A
              "Bankruptcy Act"................................................2A
              "Board of Directors"............................................2A
              "Board Resolution"..............................................2A
              "Business Day"..................................................2A
              "Commission"....................................................2A
              "Company"  2A
              "Company Request" and "Company Order"...........................2A
              "Debentureholder" or "Holder"...................................2A
              "Debenture Register" and "Debenture Registrar"..................2A
              "Event of Default"..............................................2A
              "Independent"...................................................3A
              "Interest Payment Date".........................................3A
              "Maturity" 3A
              "Officers' Certificate".........................................3A
              "Opinion of Counsel"............................................3A
              "Outstanding....................................................3A
              "Paying Agent"..................................................4A
              "Person" 4A
              "Place of Payment"..............................................4A
              "Predecessor Debentures"........................................4A
              "Principal Corporate Trust Office"..............................4A
              "Redemption Date"...............................................4A
              "Redemption Price"..............................................4A
              "Regular Record Date"...........................................4A
              "Responsible Officer"...........................................5A
              "Special Record Date"...........................................5A
              "Stated Maturity"...............................................5A
              "Trustee"  5A
              "Trust Indenture Act" or "TIA"..................................5A
              "Vice President"................................................5A
Section 1.02. Compliance Certificates and Opinions............................5A
Section 1.03. Form of Documents Delivered to Trustee..........................6A
Section 1.04. Acts of Debentureholders........................................6A
Section 1.05. Notices, etc., to Trustee and Company...........................7A
Section 1.06  Notices to Debentureholders; Waiver.............................7A
Section 1.07. Conflict with Trust Indenture Act...............................8A
Section 1.08. Effect of Headings and Table of Contents........................8A
Section 1.09. Successors and Assigns..........................................8A
Section 1.10. Separability Clause.............................................8A
Section 1.11. Benefits of Indenture...........................................8A
Section 1.12. Legal Holidays..................................................8A

                                   ARTICLE TWO
                                 DEBENTURE FORMS

Section 2.01. Forms Generally.................................................9A
Section 2.02. Form of Debenture...............................................9A

                                  ARTICLE THREE
                                 THE DEBENTURES

Section 3.01. Title and Terms.................................................9A
Section 3.02. Denominations...................................................9A
Section 3.03. Execution, Authentication and Delivery.........................10A
Section 3.04. Temporary Debentures...........................................10A
Section 3.05. Registration, Registration of Transfer and Exchange............10A
Section 3.06. Mutilated, Destroyed, Lost and Stolen Debentures...............11A
Section 3.07. Payment of Interest............................................12A
Section 3.08. Persons Deemed Owners..........................................13A
Section 3.09. Cancellation...................................................13A

                                  ARTICLE FOUR
                            REDEMPTION OF DEBENTURES

Section 4.01. Right of Redemption............................................14A
Section 4.02. Applicability of Article.......................................14A
Section 4.03. Intentionally Omitted..........................................14A
Section 4.04. Selection by Trustee of Debentures to be Redeemed..............14A
Section 4.05. Notice of Redemption...........................................15A
Section 4.06. Deposit of Redemption Price....................................16A
Section 4.07. Debentures Payable on Redemption Date..........................16A
Section 4.08. Debentures Redeemed in Part....................................16A

                                  ARTICLE FIVE
                                    COVENANTS

Section 5.01. Payment of Principal, Premium and Interest.....................16A
Section 5.02. Maintenance of Office or Agency................................17A
Section 5.03. Money for Debenture Payments to Be Held in Trust...............17A
Section 5.04. Statement as to Compliance.....................................18A
Section 5.05  Corporate Existence............................................18A
Section 5.06. Payment of Taxes and Other Claims..............................18A
Section 5.07. Maintenance of Properties......................................19A

                                   ARTICLE SIX
           DEBENTUREHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 6.01. Company to Furnish Trustees Names and Addresses
                 of Debentureholders.........................................19A
Section 6.02. Preservation of Information; Communications to
                 Debentureholders............................................19A
Section 6.03. Reports by Trustee.............................................20A
Section 6.04. Reports by Company.............................................22A

                                  ARTICLE SEVEN
                                    REMEDIES

Section 7.01. Events of Default..............................................22A
Section 7.02. Acceleration of Maturity; Rescission and Annulment.............23A
Section 7.03. Collection of Indebtedness and Suits for Enforceability
                 by Trustee..................................................24A
Section 7.04. Trustee May File Proofs of Claim...............................25A
Section 7.05. Trustee May Enforce Claims Without Possession of Debentures....25A
Section 7.06. Application of Money Collected.................................26A
Section 7.07. Limitation on Suits............................................26A
Section 7.08. Unconditional Right of Debentureholders to Receive Principal;
                 Premium and Interest and to Convert.........................27A
Section 7.09. Restoration of Rights and Remedies.............................27A
Section 7.10. Rights and Remedies Cumulative.................................27A
Section 7.11. Delay or Omission Not Waiver...................................27A
Section 7.12. Control by Debentureholders....................................28A
Section 7.13. Waiver of Past Defaults........................................28A
Section 7.14. Undertaking for Costs..........................................28A
Section 7.15. Waiver of Stay or Extension Laws...............................29A

                                  ARTICLE EIGHT
                                   THE TRUSTEE

Section 8.01. Certain Duties and Responsibilities............................29A
Section 8.02. Notice of Defaults.............................................30A
Section 8.03. Certain Rights of Trustee......................................30A
Section 8.04. Not Responsible for Recitals or Issuance of Debentures.........31A
Section 8.05. May Hold Debentures............................................31A
Section 8.06. Money Held in Trust............................................32A
Section 8.07. Compensation and Reimbursement.................................32A
Section 8.08. Disqualification; Conflicting Interests........................32A
Section 8.09. Corporate Trustee Required; Eligibility........................32A
Section 8.10. Resignation and Removal; Appointment of Successor..............33A
Section 8.11. Acceptance of Appointment by Successor.........................34A
Section 8.12. Merger, Conversion, Consolidation or Succession to
                 Business of Trustee.........................................34A
Section 8.13. Preferential Collection of Claims Against Company..............35A

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

Section 9.01. Supplemental Indentures Without Consent of Debentureholders....38A
Section 9.02. Supplemental Indentures With a Consent of Debentureholders.....39A
Section 9.03. Execution of Supplemental Indentures...........................40A
Section 9.04. Effect of Supplemental Indentures..............................40A
Section 9.05. Conformity with Trust Indenture Act............................40A
Section 9.06. Reference in Debentures to Supplemental Indentures.............40A
Section 9.07. Modification of Subordination Provisions.......................40A

                                   ARTICLE TEN
                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 10.01. Company May Consolidate, etc., Only on Certain Terms..........41A
Section 10.02. Successor Corporation Substituted.............................41A

                                 ARTICLE ELEVEN
                           SATISFACTION AND DISCHARGE

Section 11.01. Satisfaction and Discharge of Indenture.......................42A
Section 11.02. Application of Trust Money....................................43A

                                 ARTICLE TWELVE
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS OFFICERS AND DIRECTORS

Section 12.01. Exemption from Individual Liability...........................43A

                TABLE SHOWING REFLECTION IN GENERAL PROVISIONS OF
                CERTAIN PROVISIONS OF TRUST INDENTURE ACT OF 1939



                                               Reflected in General Provisions
                                                Section                  Page

TIA

ss. 303  (1)................................... 1.01(5)                    1A
        (10)................................... 1.01                       1A
        (12)................................... 8.13(c)(5)                35A
        (13)................................... 1.01                       1A
        (13)................................... 1.01                       1A

ss. 310(a)(1).................................. 8.09                      33A
        (a)(2)................................. 8.09                      33A
        (a)(3)................................. Not Applicable
        (a)(4)................................. Not Applicable
        (b).................................... 8.08                      33A
ss. 311(a)..................................... 8.13(a)                   35A
        (b).................................... 8.13(b)                   37A
        (b)(2)................................. 6.03(a)(2)                21A
                                                6.03(b)                   21A
ss. 312(a) .................................... 6.01                      19A
                                                6.02(a)                   19A
       (b)..................................... 6.02(b)                   20A
       (c)..................................... 6.02(c)                   20A
ss. 313(a)..................................... 6.03(a)                   21A
       (b)..................................... 6.03(b)                   21A
       (c)..................................... 6.03(a)                   21A
                                                6.03(b)                   21A
       (d)..................................... 6.03(c)                   22A

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof;

                  (2) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (3) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (4) the terms defined in Part 1 of this Indenture shall have, for purposes of the General Provisions, the meanings assigned to them in Part 1 of this Indenture;

                  (5) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (6) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

                  (7) any reference in the General Provisions to any particular Article or Section or other subdivision of the General Provisions which is incorporated in this Indenture shall be a reference to the Article or Section or other subdivision of this Indenture incorporating such particular Article, Section or other subdivision.

         Certain terms, used principally in Article Eight, are defined in that Article.

         "Act" when used with respect to any Debentureholder has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

         "Bankruptcy Act" means Title 11 of the United States Code and any other similar applicable Federal law.

         "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each day which is neither a Saturday, Sunday nor other day on which banking institutions in the pertinent Place of Payment are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, President, or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee.

         "Debentureholder" or "Holder" when used with respect to any Debenture means the Person in whose name such Debenture is registered in the Debenture Register.

         "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 3.05.

         "Event of Default" has the meaning specified in Article Seven.

         "Independent" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Debentures or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Debentures.

         "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, and shall be acceptable to the Trustee.

         "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

                  (i) Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Debentures, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures, provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Debentures are held by Persons in whose hands such Debentures are valid, binding and legal obligations;

provided, however, that Holders of Debentures which cease to be Outstanding by reason of a call for redemption prior to their Stated Maturity shall nevertheless be entitled to convert the same or any portion thereof up to and including the close of business on the Redemption Date in accordance with
Article XIV hereof; and provided further, that in determining whether the Holders of the requisite principal amount of Debentures Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debentures on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

         "Place of Payment" means any city or any political subdivision thereof designated as such in ss. 3-1.

         "Predecessor Debentures" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture, and for the purposes of this definition, any Debenture authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

         "Principal Corporate Trust Office" means the Principal Corporate Trust Office of the Trustee, which at the date of this Indenture is at the location set forth in the first paragraph of this Indenture, or the principal corporate trust office of any successor Trustee hereunder.

         "Redemption Date" when used with respect to any Debenture to be redeemed means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" when used with respect to any Debenture to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified in ss. 3-1.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 3.07) means the date fixed by the Trustee pursuant to Section 3.07.

         "Stated Maturity" when used with respect to any Debenture or any instalment of interest thereon means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such instalment of interest is due and payable.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed.

         "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 1.02.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.  Acts of Debentureholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debentureholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Debentureholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01)
conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Debentures shall be proved by the Debenture Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind such Holder and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee, any Debenture Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

SECTION 1.05.  Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Debentureholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

                  (1) the Trustee by any Debentureholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Debentureholder shall be sufficient for every purpose hereunder (except as provided in Section 7.01(4)) if in writing and mailed, first-class, postage prepaid, to the Company addressed to it at the address of its principal executive offices specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.06.  Notices to Debentureholders; Waiver.

         Where this Indenture provides for notice to Debentureholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to each Debentureholder affected by such event, at his address as it appears on the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Debentureholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debentureholder shall affect the sufficiency of such notice, with respect to other Debentureholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debentureholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service or the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impracticable to either mail notices or make publication of any notice in an Authorized Newspaper or Authorized Newspapers as required by this Indenture, then any manner of giving notice as shall be made with the approval of the Trustee shall constitute a sufficient giving or publication of such notice.

SECTION 1.07.  Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

SECTION 1.08.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.  Separability Clause.

         In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.  Benefits of Indenture.

         Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, to the extent provided in Article XIII, and the Debentureholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.  Legal Holidays.

         In any case where the date of any Interest Payment Date or a Redemption Date, or the Stated Maturity of any Debenture, or the last date on which a Holder has the right to convert his Debenture (or the right to convert his Debenture at a particular conversion price or rate) shall not be a Business Day, then (notwithstanding any other provision of the Debentures or this Indenture) payment of the principal of (and premium, if any) or interest on, or conversion of, any Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Redemption Date or Stated Maturity, or on such last date for conversion, and no interest shall accrue for the period from and after such nominal date.



                                   ARTICLE TWO

                                 DEBENTURE FORMS

SECTION 2.01.  Forms Generally.

         The Debentures and the certificates of authentication thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures. Any portion of the text of any Debenture may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Debenture.

         The definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

SECTION 2.02.  Form of Debenture.

         The form of Debenture appears in ss. 2-2.



                                  ARTICLE THREE

                                 THE DEBENTURES

SECTION 3.01.  Title and Terms.

         Provisions in this regard appear in ss. 3-1.

SECTION 3.02.  Denominations.

         Provisions in this regard appear in ss. 3-2.

SECTION 3.03.  Execution, Authentication and Delivery.

         The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

         Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication; and the Trustee shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

         No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

SECTION 3.04.  Temporary Debentures.

         Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denominations, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

         If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company in the Place of Payment without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

SECTION 3.05.  Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Principal Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and the registration of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

         Upon surrender for registration of transfer of any Debenture at the office or agency in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount.

         At the option of the  Holder,  Debentures  may be  exchanged  for other
Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive.

         All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

         Every Debenture presented or surrendered for registration of transfer or exchange or conversion shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Debentures during a period beginning at the opening of business 15 days before the day of the mailing of notice of redemption of Debentures selected for redemption under Section 4.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange of any Debenture so selected for redemption in whole or in part; provided, that nothing herein contained shall be deemed to restrict the right to convert any Debenture or portion thereof, at any time in accordance with Article XIV.

SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Debentures.

         If (i) any mutilated Debenture is surrendered to the Trustee, or if the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

         Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

SECTION 3.07.  Payment of Interest.

         Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered on the Regular Record Date for such interest specified in Section 3.01.

         Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                  (1) The  Company  may elect to make  payment of any  Defaulted
         Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Debentureholder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date (irrespective of whether such Debentures or portions thereof are converted into Common Stock of the Company after such Special Record Date) and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

SECTION 3.08.  Persons Deemed Owners.

         Prior to due presentment for registration of transfer of any Debenture, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name any registered as the owner of such Debenture for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 3.07) interest on, such Debenture, for the purpose of conversion and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09.  Cancellation.

         All Debentures surrendered for payment, registration of transfer, exchange, redemption or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of as directed by a Company Order.

                                  ARTICLE FOUR

                            REDEMPTION OF DEBENTURES

SECTION 4.01.  Right of Redemption.

Provisions in this regard appear in ss. 4-1.

SECTION 4.02.  Applicability of Article.

         Redemption of Debentures required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 4.03.  Intentionally Omitted

SECTION 4.04. Selection by Trustee of Debentures to be Redeemed.

         If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Debentures of a denomination larger than $1,000. The portions of the principal of Debentures so selected for partial redemption shall be equal to $1,000 or the smallest authorized denomination of the Debentures, whichever is greater, or an integral multiple thereof. If any Debenture selected for partial redemption is converted in part before the termination of the conversion right with respect to the portion of the Debenture so selected, the converted portion of such Debenture shall be deemed (so far as may be) to be the portion selected for redemption.

         The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debenture selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

         Upon any redemption of less than all the Debentures, the Company and the Trustee may treat as Outstanding Debentures surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

SECTION 4.05.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Debenture Register.

         All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) if less than all Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed from the Holder to whom the notice is given,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture, and that interest thereon shall cease to accrue on said date,

                  (5) the place where such Debentures are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment,

                  (6) that such Debentures are to be redeemed through operation of the Sinking Fund,

                  (7) the current conversion price of the Debentures, the place or places where such Debentures may be surrendered for conversion, and shall specify the time at which the right to convert the Debentures or portions thereof to be redeemed will terminate in accordance with this Indenture, and

                  (8) the period during which an amount equivalent to the semiannual interest is payable by the Holder to the Company upon conversion of any Debenture called for redemption and the amount so payable with respect to each $1,000 principal amount of Debentures.

         Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 4.06.  Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of all the Debentures which are to be redeemed on that date. If any Debenture called for redemption is converted pursuant to Article XIV, any money so deposited with the Trustee or a Paying Agent for the redemption of such Debenture shall be paid to the Company upon Company Request, or if then so segregated and held in trust by the Company, shall be discharged from such trust.

SECTION 4.07.  Debentures Payable on Redemption Date

         Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Company shall default in the payment of the Redemption Price) such Debentures shall cease to bear interest. Upon surrender of such Debentures for redemption in accordance with said notice, such Debentures shall be paid by the Company at the Redemption Price. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures registered as such on the relevant record dates according to their terms and the provisions of
Section 3.07.

         If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

SECTION 4.08.  Debentures Redeemed in Part.

      Any Debenture which is to be redeemed only in part shall be surrendered at the office or agency of the Company in a Place of Payment (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debentures so surrendered.



                                  ARTICLE FIVE

                                    COVENANTS

SECTION 5.01.  Payment of Principal, Premium and Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

SECTION 5.02.  Maintenance of Office or Agency.

         The Company will maintain one or more offices or agencies in each Place of Payment where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange or for conversion and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

SECTION 5.03.  Money for Debenture Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of (and premium, if any) or interest on any Debentures, deposit with (or make available to) a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debenture and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall be not less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 5.04.  Statement as to Compliance.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                  (2) to the best of his  knowledge,  based on such review,  the
         Company  has  fulfilled  all  its  obligations   under  this  Indenture
         throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to the signer and the nature and status thereof.

SECTION 5.05.  Corporate Existence.

         Subject to Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

SECTION 5.06.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon its income, profits or property, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 5.07.  Maintenance of Properties.

         The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, or if the discontinuance is a part of, or a step contemplated by, a transaction which is or was, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Debentureholders.



                                   ARTICLE SIX

                 DEBENTUREHOLDERS' LISTS AND REPORTS BY TRUSTEE
                                   AND COMPANY

SECTION 6.01. Company to Furnish Trustee Names and Addresses of Debentureholders

         The Company will furnish or cause to be furnished to the Trustee (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures as of such Regular Record Date, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and for so long as the Trustee is the Debenture Registrar, no such list shall be required to be furnished.

SECTION 6.02.  Preservation of Information; Communications to Debentureholders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Debentures contained in the most recent list furnished to the Trustee as provided in Section 6.01 and, if applicable, the names and addresses of Holders of Debentures received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

         (b) If three or more Holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debentures with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

         (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(a), or

         (ii) inform. such applicants as to the approximate number of Holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(a), and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants (a copy of which shall be promptly furnished by the Trustee to the Company), mail to each Debentureholder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 6.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

        (c) Every Holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debentures in accordance with
Section 6.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(b).

SECTION 6.03.  Reports by Trustee.

         (a) The term "reporting date", as used in this Section, means the date specified in Article VI. Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, a brief report dated as of such reporting date with respect to:

                  (1) its eligibility under Section 8.09 and its qualification under Section 8.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                  (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of reporting, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Debentures Outstanding on the date of such reporting;

                  (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Debentures) to the Trustee in its individual capacity, on the reporting date, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 8.13 (b) (2),
         (3), (4) or (6);

                  (4) the property and funds, if any, physically in the possession of the Trustee as such on the reporting date;

                  (5) any additional issue of Debentures which the Trustee has not previously reported; and

                  (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debentures, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 8.02.

         (b) The Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debentures, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debentures Outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with each stock exchange upon which the Debentures are listed, and also with the Commission. The Company will notify the Trustee when the Debentures are listed on any stock exchange.

SECTION 6.04.  Reports by Company.

The Company will

         (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

         (3) transmit by mail to all Debentureholders as their names and addresses appear in the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.



                                  ARTICLE SEVEN

                                    REMEDIES

SECTION 7.01.  Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XIII hereof or be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Debenture when the same becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in making any Mandatory Sinking Fund Payment, when the same becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default in the payment of the principal of (or premium, if any, on) any Debenture at its Maturity, except any Maturity occurring by reason of a call for redemption through the Mandatory Sinking Fund; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a. default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (6) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

SECTION 7.02.  Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than one-third (33.33%) in principal amount of the Debentures Outstanding may declare the principal of all the Debentures to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by the Debentureholders), and upon any such declaration such principal shall become immediately due and payable.

      At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of Debentures Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                          (A) all  overdue   instalments   of interest  on   all
                  Debentures,

                          (B) the  principal  of  (and premium, if  any, on) any
                  Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures,

                           (C) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue instalments of interest at the rate borne by the Debentures, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default, other than the non-payment of the principal of Debentures which have become due solely by such acceleration, have been cured or waived as provided in Section 7.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if

                  (1) default is made in the payment of any instalment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in any Mandatory Sinking Fund Payment, when the same becomes due and payable, and such default continues for a period of 30 days, or

                  (3) default is made in the payment of the principal of (or premium, if any, on) any Debenture at the Maturity thereof, except any Maturity occurring by reason of a call for redemption through the Mandatory Sinking Fund, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue instalments of interest, at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Debentureholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 7.04.  Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Debentureholders allowed in such judicial proceeding, and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official in any such judicial proceeding is hereby authorized by each Debentureholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

SECTION 7.05.  Trustee May Enforce Claims Without Possession of Debentures.

         All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

SECTION 7.06.  Application of Money Collected

         Subject to the provisions of Article XIII hereof, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Debentures, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

       FIRST:  To the payment of all amounts due the Trustee under Section 8.07;

       SECOND: To the payment of the amounts then due and unpaid upon the Debentures for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures, for principal (and premium, if any) and interest, respectively; and

        THIRD: The balance, if any, to the Company or other Person or Persons entitled thereto.

SECTION 7.07.  Limitation on Suits.

         No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written requests to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more Holders of Debentures shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debentures or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debentures.

SECTION 7.08. Unconditional Right of Debentureholders to Receive Principal, Premium and Interest and to Convert.

         Subject to the provisions of Article XIII hereof, but notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Debenture on the respective Stated Maturities expressed in such Debenture
(or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and the right to convert such Debenture in accordance with Article XIV and to institute suit for its enforcement, and such rights shall not be impaired without the consent of such Holder.

SECTION 7.09.  Restoration of Rights and Remedies.

         If the Trustee or any Debentureholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Debentureholder, then and in every such case the Company, the Trustee and the Debentureholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Debentureholders shall continue as though no such proceeding had been instituted.

SECTION 7.10.  Rights and Remedies Cumulative.

         Except as provided in Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or- employment of any other appropriate right or remedy.

SECTION 7.11.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Debentureholders, as the case may be.

SECTION 7.12.  Control by Debentureholders.

         The  Holders  of a  majority  in  principal  amount of the  Outstanding
Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines will involve it in personal liability or be unjustly prejudicial to the Holders of Debentures not consenting.

SECTION 7.13.  Waiver of Past Defaults.

         The Holders of a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest or any Debenture, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 7.14.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debenture on or after the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on or after the Redemption
Date) or for the enforcement of a right to the conversion of any Debenture.

SECTION 7.15.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE EIGHT

                                   THE TRUSTEE

SECTION 8.01.  Certain Duties and Responsibilities.

         (a)      Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request or the direction of the Holders of a majority in principal amount of the Outstanding Debentures relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 8.02.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, (or premium, if any) or interest on any Debenture or in the payment of any sinking or purchase fund instalment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders; and provided, further, that in the case of any default of the character specified in Section 7.01(4), no such notice to Debentureholders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 8.03.  Certain Rights of Trustee.

         Except as otherwise provided in Section 8.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Debentureholders pursuant to this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 8.04.  Not Responsible for Recitals or Issuance of Debentures.

         The recitals contained herein and in the Debentures, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

SECTION 8.05.  May Hold Debentures.

         The Trustee, any Paying Agent, Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 8.08 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Debenture Registrar or such other agent.

SECTION 8.06.  Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 8.07.  Compensation and Reimbursement.

         The Company agrees

                           (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2) except as otherwise expressly provided herein, to
                  reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (3) to  indemnify  the  Trustee  for,  and to hold it
                  harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any or interest on Debentures.

SECTION 8.08.  Disqualification; Conflicting Interests.

         The Trustee shall comply with Section 310 of the TIA. The provisions of
Section 310 of the TIA shall also apply to the Company, as obligor of the Debentures.

SECTION 8.09.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal or State authority and having its Principal Corporate Trust Office in the place specified in the first paragraph of this Indenture or, if such place is not the City of New York, New York, in the City of New York, New York, if there be a corporation in any such city willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 8.10.  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

         (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 8.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide Holder of a Debenture for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then,  in any such  case,  (i) the  Company by a Board  Resolution  may remove the Trustee, or (ii) subject to Section 7.14, any Debentureholder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Debentureholders and accepted appointment in the manner hereinafter provided, any Debentureholder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor. Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Debentures as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its Principal Corporate Trust Office.

         (g) Any Trustee ceasing to act shall, nevertheless, retain its prior claim upon all property or funds collected by such Trustee to secure any amounts then due it pursuant to Section 8.07.

SECTION 8.11.  Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 8.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

SECTION 8.13.  Preferential Collection of Claims Against Company.

         (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debentures and the holders of other indenture securities (as defined in Subsection (c) of this Section):

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such 4 months period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within four months; or

                  (D) to receive  payment on any claim  referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs, (B), (C,) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debentureholders and the holders of other indenture securities in such manner that the Trustee, the Debentureholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against, the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act, or applicable State law, the same percentage of their respective claims figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Debentureholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Debentureholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Debentureholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such four months period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months period; and

                  (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

         (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Debentureholders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

         (c) For the purposes of this Section only:

                  (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Debentures or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contain provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

                  (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale or the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) The term "Company" means any obligor upon the Debentures.



                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.  Supplemental Indentures.  Without Consent of Debentureholders.

         Without the consent of the Holders of any Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures contained; or

                  (2) to add to the covenants of the Company, for the benefit of the Holders of the Debentures, or to surrender any right or power herein conferred upon the Company; or

                  (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not adversely affect the interests of the Holders of the Debentures; or

                  (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA, or under any similar Federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by TIA, excluding, however, the provisions referred to in Section 316(a)(2) of TIA as in effect at the date as of which this instrument was executed or any corresponding provisions in any similar Federal statute hereafter enacted; or

                  (5) to make provision with respect to the conversion rights of Holders of Debentures pursuant to the requirements of Article XIV hereof.

SECTION 9.02.  Supplemental Indentures With Consent of Debentureholders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby:

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Debenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                  (3) modify any of the provisions of this Section or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby.

                  (4) adversely affect the right to convert the Debentures as provided in Article XIV hereof.

         It shall not be necessary for any Act of Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 9.01(4)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect if this Indenture shall then be qualified under TIA.

SECTION 9.06.  Reference in Debentures to Supplemental Indentures.

         Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

SECTION 9.07.  Modification of Subordination Provisions.

         No supplemental indenture shall directly or indirectly modify any provision of this Indenture so as to affect adversely the rights of any holder of Senior Indebtedness at the time outstanding without the written consent of such holder.

                                   ARTICLE TEN

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 10.01.  Company May Consolidate, etc., Only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and all applicable provisions of Article XIV shall be compiled with by such corporation or Person, as the case may be;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 10.02.  Successor Corporation Substituted.

         Upon any consolidation or merger, or any conveyance, or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall have theretofore become such in the manner prescribed in Section 10.01) shall be discharged from all liability under this Indenture and in respect of the Debentures and may be dissolved and liquidated; provided, however, that in the case of a transfer or lease, the predecessor Company shall not be released from the obligation to pay the principal of, Redemption Price, if applicable, and premium, if any, and interest on the Debentures.

                                 ARTICLE ELEVEN

                           SATISFACTION AND DISCHARGE

SECTION 11.01.   Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect .(except as to any surviving rights of registration of transfer or exchange or conversion of Debentures herein expressly provided for and rights to receive payments of interest thereon), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancellation; or

                           (B) all such Debentures not theretofore  delivered to
the Trustee for cancellation

                           (i) have become due and payable, or

                          (ii) will become  due  and  payable  at  their  Stated
                  Maturity within 1 year, or

                           (iii) are to be called for  redemption  within 1 year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount (said amount to be deemed to be and to be immediately due and payable to the Holders of Debentures) sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Debentures which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07 shall survive. The Trustee shall give notice to the Holders of Debentures Outstanding of the immediate availability of the amount referred to in clause (1) of this Section 11.01.

SECTION 11.02.  Application of Trust Money.

         All money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.



                                 ARTICLE TWELVE

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 12.01.  Exemption from Individual Liability.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debentures.



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* The Table of Contents is not part of the Indenture.